                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 1997 (September 2, 1997)

                            Allied Holdings, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


Georgia                               0-22276                58-0360550
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
   of incorporation)                  File Number)           Identification No.)



160 Clairemont Avenue, Suite 510, Decatur, Georgia               30030
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



                                 404/370-1100
--------------------------------------------------------------------------------
(Registrant's telephone number, including area code)


                                Not applicable
--------------------------------------------------------------------------------
Former name or former address, if changed since last report)


               The Total Number of Pages in this Document is 31.

ITEM 5. Other Events

        On September 2, 1997, Allied Holdings, Inc. ("Allied" or the "Company") issued the press release filed herewith as Exhibit 99.1 in connection with its offering (the "Offering") of its Senior Notes Due 2007 (the "Notes"). As set forth in the press release, the net proceeds of the Offering, if consummated, will be used to fund the proposed acquisition (the "Acquisition") by the Company from Ryder System, Inc. ("Ryder System") of Ryder Automotive Carrier Services, Inc. and RC Management Corp (collectively "Ryder").

        In connection with the Offering, the Company prepared a Preliminary Offering Memorandum which contains a pro forma financial statement of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996, and a pro forma balance sheet as of June 30, 1997.
These pro forma financial statements are set forth below.

                            ALLIED HOLDINGS, INC.
                               AND SUBSIDIARIES

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information has been derived from the historical financial statements of the Company and Ryder, and gives pro forma effect to the Acquisition and the Offering as if they had occurred as of January 1, 1996 with respect to the unaudited condensed pro forma statements of operations and as of June 30, 1997 with respect to the unaudited condensed pro forma balance sheet.

     The unaudited pro forma financial information does not purport to represent what the Company's results of operations actually would have been if each of such transactions had occurred as of the dates indicated or will be for any future periods. The unaudited pro forma financial information is based upon assumptions believed appropriate by management of the Company and does not reflect all potential cost savings or improvements in revenues that the Company believes could be realized as a result of the Acquisition. However, there can be no assurance that any of these anticipated savings can be achieved or that the effects of any such savings will not be offset by unexpected, unforeseen increases in other costs.

     The Acquisition will be accounted for under the purchase method of accounting. The total purchase price for the Acquisition will be allocated to the assets and liabilities acquired based upon their relative fair values at the closing of the Acquisition, based upon valuation and other studies which are not yet complete. The allocation of the purchase price reflected herein is subject to revision when additional information from the valuations and studies become available. However, the Company does not expect that the effects of the final allocation will differ materially from those set forth herein.

                            ALLIED HOLDINGS, INC.
                               AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                   (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                        ACQUISITION   ADJUSTED               OFFERING     PRO FORMA
                             RYDER(1)   ADJUSTMENTS    RYDER      ALLIED    ADJUSTMENTS    COMBINED
                             --------   -----------   --------   --------   -----------   ----------
REVENUES...................  $315,156     $(2,663)(2) $315,696   $208,969    $     --      $524,665
                                            3,203(3)
                             --------     -------     --------   --------    --------      --------
OPERATING EXPENSES
  Depreciation and
     amortization..........    19,818        (190)(2)   19,636     13,786         108(5)     33,530
                                                8(3)
  Other operating
     expenses..............   285,497      (2,637)(2)  286,013    183,733      (6,340)(6)   463,406
                                            3,153(3)
                             --------     -------     --------   --------    --------      --------
          Total operating
            expenses.......   305,315         334      305,649    197,519      (6,232)      496,936
                             --------     -------     --------   --------    --------      --------
OPERATING INCOME...........     9,841         206       10,047     11,450       6,232        27,729
                             --------     -------     --------   --------    --------      --------
OTHER INCOME (EXPENSE)
  Interest expense.........      (334)         (1)(3)     (335)    (5,408)     (6,089)(7)   (11,832)
  Interest income..........     1,228        (137)(2)    1,091        357          --         1,448
  Other income (expense),
     net...................       738          14(2)       752         --          --           752
                             --------     -------     --------   --------    --------      --------
                                1,632        (124)       1,508     (5,051)     (6,089)       (9,632)
                             --------     -------     --------   --------    --------      --------
INCOME BEFORE INCOME
  TAXES....................    11,473          82       11,555      6,399         143        18,097
INCOME TAX PROVISION.......     3,818         724(4)     4,542      2,688         914(4)      8,144
                             --------     -------     --------   --------    --------      --------
NET INCOME (LOSS)..........  $  7,655     $  (642)    $  7,013   $  3,711    $   (771)     $  9,953
                             ========     =======     ========   ========    ========      ========
EARNINGS PER SHARE.........                                      $   0.48                  $   1.29
                                                                 ========                  ========
WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING.......                                         7,725                     7,725
EBITDA(8)..................                           $ 30,435   $ 25,236                  $ 62,011
                                                      ========   ========                  ========

      See accompanying notes to unaudited pro forma financial information.

                            ALLIED HOLDINGS, INC.
                               AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                   (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                        ACQUISITION   ADJUSTED               OFFERING     PRO FORMA
                             RYDER(1)   ADJUSTMENTS    RYDER      ALLIED    ADJUSTMENTS   COMBINED
                             --------   -----------   --------   --------   -----------   ---------
REVENUES...................  $583,292    $(15,178)(2) $568,114   $392,547    $     --     $960,661
                             --------    --------     --------   --------    --------     --------
OPERATING EXPENSES
  Depreciation and
     amortization..........    38,838        (718)(2)   38,120     26,425         115(5)    64,660
  Restructuring charge.....    18,328      (7,023)(2)   11,305         --          --       11,305
  Other operating
     expenses..............   543,315     (25,216)(2)  518,099    347,527     (12,678)(6)  852,948
                             --------    --------     --------   --------    --------     --------
          Total operating
            expenses.......   600,481     (32,957)     567,524    373,952     (12,563)     928,913
                             --------    --------     --------   --------    --------     --------
OPERATING (LOSS) INCOME....   (17,189)     17,779          590     18,595      12,563       31,748
                             --------    --------     --------   --------    --------     --------
OTHER INCOME (EXPENSE)
  Interest expense.........      (866)         --         (866)   (10,720)    (12,179)(7)  (23,765)

  Interest income..........       895        (282)(2)      613        603          --        1,216

  Other income (expense),
     net...................     2,470           2(2)     2,472         --          --        2,472
                             --------    --------     --------   --------    --------     --------
                                2,499        (280)       2,219    (10,117)    (12,179)     (20,077)
                             --------    --------     --------   --------    --------     --------
(LOSS) INCOME BEFORE INCOME
  TAXES AND EXTRAORDINARY
  ITEM.....................   (14,690)     17,499        2,809      8,478         384       11,671
INCOME TAX (BENEFIT)
  PROVISION................    (1,256)      3,837(4)     2,581      3,557         127(4)     6,265
                             --------    --------     --------   --------    --------     --------
(LOSS) INCOME BEFORE
  EXTRAORDINARY ITEM.......  $(13,434)   $ 13,662     $    228   $  4,921    $    257     $  5,406
                             ========    ========     ========   ========    ========     ========
EARNINGS PER SHARE.........                                      $   0.64                 $   0.70
                                                                 ========                 ========
WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING.......                                         7,725                    7,725
EBITDA(8)..................                           $ 41,182   $ 45,020                 $ 98,880
                                                      ========   ========                 ========

      See accompanying notes to unaudited pro forma financial information.

                            ALLIED HOLDINGS, INC.
                               AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                              AS OF JUNE 30, 1997
                                 (IN THOUSANDS)

                                                ACQUISITION      ADJUSTED                 OFFERING        COMBINED
                                     RYDER(9)   ADJUSTMENTS       RYDER       ALLIED     ADJUSTMENTS      PRO FORMA
                                     --------   -----------      --------   ----------   -----------      ---------
                                                      ASSETS
CURRENT ASSETS
  Cash and cash equivalents........  $  6,047    $    170(10)    $  1,217    $  4,409     $      --       $  5,626
                                                   (5,000)(11)
  Short-term investments...........        --          --              --       8,821            --          8,821
  Receivables, net of allowance for
    doubtful accounts..............    46,396         650(10)      47,046      28,325            --         75,371
  Deferred income taxes............     6,509        (293)(11)     11,608          --            --         11,608
                                                    4,433(12)
                                                      959(13)
  Other current assets.............    17,552      (7,861)(11)      9,691      18,469            --         28,160
                                     --------    --------        --------    --------     ---------       --------
         Total current assets......    76,504      (6,942)         69,562      60,024            --        129,586
                                     --------    --------        --------    --------     ---------       --------
PROPERTY AND EQUIPMENT, net........   161,299          46(10)     159,122     126,364        14,500(17)    299,986
                                                   (2,223)(11)
                                     --------    --------        --------    --------     ---------       --------
OTHER ASSETS
  Goodwill, net....................    42,550          --          42,550      33,800        14,055(18)     90,405
  Other............................    10,862      (4,695)(11)      6,167       8,506         4,600(19)     19,273
                                     --------    --------        --------    --------     ---------       --------
         Total other assets........    53,412      (4,695)         48,717      42,306        18,655        109,678
                                     --------    --------        --------    --------     ---------       --------
         Total assets..............  $291,215    $(13,814)       $277,401    $228,694     $  33,155       $539,250
                                     ========    ========        ========    ========     =========       ========

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Current maturities of long-term
    debt...........................  $     --    $     --        $     --    $  8,248     $      --       $  8,248
  Trade accounts payable...........    21,246         710(10)      21,956      12,910            --         34,866
  Accrued liabilities..............    57,657          50(10)      69,845      37,433        13,082(20)    120,360
                                                   (3,329)(11)
                                                   12,909(14)
                                                    2,558(15)
                                     --------    --------        --------    --------     ---------       --------
         Total current
           liabilities.............    78,903      12,898          91,801      58,591        13,082        163,474
                                     --------    --------        --------    --------     ---------       --------
LONG-TERM DEBT AND CAPITAL LEASE
  OBLIGATIONS, less current
  maturities.......................       805          --             805      96,986       125,000(21)    222,791
DEFERRED INCOME TAXES..............    26,300         765(11)       9,274       8,700         5,655(22)     23,629
                                                  (17,791)(12)
OTHER LONG-TERM LIABILITIES........    20,615          79(10)      65,665       4,260          (726)(23)    69,199
                                                   (1,419)(11)
                                                   46,390(14)
STOCKHOLDERS' EQUITY...............   164,592     (54,736)(16)    109,856      60,157      (109,856)(23)    60,157(24)
                                     --------    --------        --------    --------     ---------       --------
         Total liabilities and
           stockholders' equity....  $291,215    $(13,814)       $277,401    $228,694     $  33,155       $539,250
                                     ========    ========        ========    ========     =========       ========

      See accompanying notes to unaudited pro forma financial information.

                            ALLIED HOLDINGS, INC.
                               AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

 (1) Represents the historical results of operations of Ryder Automotive Carrier Services, Inc. ("RACS") for the period indicated.
 (2) Elimination of the operations of RACS not included in the Acquisition.
 (3) Addition of the operations of RC Management Corp. ("RCMC"), which will be acquired as part of the Acquisition. RCMC began operations in January 1997.
 (4) Reflects the income tax effect of the adjustments.
 (5) Reflects the net effect of the change in goodwill amortization expense related to the Acquisition, as follows:

                                                                    SIX MONTHS
                                                                       ENDED          YEAR ENDED
                                                                   JUNE 30, 1997   DECEMBER 31, 1996
                                                                   -------------   -----------------
     (a)  Increased goodwill amortization expense based upon the preliminary purchase price allocation of the
          Acquisition, using the straight-line method over a
          40-year life...........................................      $ 708            $ 1,415
     (b)  Elimination of goodwill amortization expense from
          Ryder's operations.....................................       (600)            (1,300)
                                                                       -----            -------
                                                                       $ 108            $   115
                                                                       =====            =======

 (6) Represents elimination of the following costs:
     (a) Salaries and wages, rent expenses and other operating expenses to be eliminated as a result of closing duplicate terminals and offices.
     (b) Management and other fees allocated to Ryder by Ryder System which will not be incurred by Ryder under the Company's ownership.
 (7) Reflects interest expense at an assumed interest rate of 9 3/8% and amortization of deferred debt costs incurred in connection with the issuance of the Notes. A 1/8% increase in the assumed interest rate on the Notes would increase interest expense by approximately $78 and $156 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.
 (8) Represents income before interest expense, interest income, income tax provision and depreciation and amortization. EBITDA is presented because it provides useful information regarding a company's ability to service and/or incur debt. EBITDA should not be considered in isolation from or as a substitute for net income, cash flows from operating activities and other consolidated income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of profitability or liquidity.
 (9) Represents the historical assets and liabilities of RACS as of June 30, 1997.
(10) Addition of the assets and liabilities of RCMC, which will be acquired as part of the Acquisition.
(11) Elimination of the assets and liabilities of RACS not included in the Acquisition.
(12) Deferred income tax assets and liabilities related to the assumption by Ryder of certain insurance liabilities from Ryder System as part of the Acquisition (see note 14).
(13) Effect on deferred income taxes related to severance liability (see note
     15).
(14) Reflects the transfer to Ryder of certain insurance liabilities, including workers' compensation, post employment benefits other than pensions, and general liability, previously maintained on the books of Ryder System.
(15) Severance liability related to termination of certain Ryder personnel in connection with the Acquisition.
(16) Effect on stockholders' equity of pro forma adjustments to assets and liabilities as follows:

     (a)  Insurance liabilities assumed from Ryder System, net of deferred taxes..............................................  $(37,075)
     (b)  Severance liability assumed from Ryder System, net of
          deferred taxes..............................................    (1,599)
     (c)  Assets and liabilities of RACS not acquired.................   (16,089)
     (d)  Assets and liabilities of RCMC acquired.....................        27
                                                                        --------
          Total effect on stockholders' equity........................  $(54,736)
                                                                        ========

(17) Write-up of Ryder property and equipment to fair market value.

(18) Adjustment to goodwill reflects:

     (a)  Addition of goodwill related to the Acquisition.............  $ 56,605
     (b)  Elimination of goodwill recorded by Ryder...................   (42,550)
                                                                        --------
          Total effect on goodwill....................................  $ 14,055
                                                                        ========

(19) Estimated Offering expenses to be deferred and amortized over the life of the Notes.
(20) Estimated additional liabilities incurred in connection with the Acquisition, including severance and Acquisition costs.
(21) Reflects the issuance of the Notes.
(22) Deferred income taxes, recorded at 39%, related to the write-up of Ryder property and equipment to fair market value.
(23) Elimination of Ryder advances to affiliates and stockholders' equity.
(24) Excludes an after-tax charge of approximately $5.0 million the Company intends to record upon completion of the Acquisition to write down Company rigs and terminal facilities that will be idled or closed as a result of the Acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

           (a) Financial Statements of business acquired.

           The following financial statements of Ryder Automotive Carrier Services, Inc. and subsidiaries are attached hereto as Exhibit 99.2;

           Consolidated Balance Sheets as of December 31, 1995 and 1996 and the six months ended June 30, 1997;

           Consolidated Statements of Operations for the years ended December 31, 1994, 1995, and 1996 and the six months ended June 30, 1996 and 1997.

           Consolidated Statements of Cash Flows for the years ended December 31, 1994, 1995, and 1996 and the six months ended June 30, 1996 and 1997 (unaudited).

           Notes to Consolidated Financial Statements.

           (b) Pro Forma Financial Information (included in Item 5 of this Report).

           (c) Exhibits.

               23.1 Consent of KPMG Peat Marwick LLP

               99.1 Press release dated September 2, 1997.

               99.2 Ryder Automotive Carrier Services, Inc. Consolidated Financial Statements as of December 31, 1994, 1995 and 1996 and the six months ended June 30, 1996 and 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALLIED HOLDINGS, INC.



September 2, 1997                     /s/ Daniel H. Popky
                                      ------------------------------------------
                                      Daniel H. Popky, Vice President, Finance

                               INDEX TO EXHIBITS



Exhibit Number  Description                                                 Page
--------------  -----------                                                 ----
23.1            Consent of KPMG Peat Marwick LLP                            ---
99.1            Press Release dated September 2, 1997                       ---
99.2            Ryder Automotive Carrier Services, Inc. Consolidated
                Financial Statements as of December 31, 1994, 1995 and
                1996 and the six months ended June 30, 1996 and 1997        ---


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